  Morgan Stanley Institutional Fund Trust International Fixed Income Portfolio
                          Item 77(O) 10F-3 Transactions
                        October 1, 2005 - March 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Fresen  1/13/    -     $99.54 $1,000,  145,00    0.01%  0.12%   Credit  Credit
  ius     06                  000,000     0                     Suisse  Suisse
Financ                                                          First    First
   e                                                            Boston  Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Dresdn
                                                                  er
                                                                Kleinw
                                                                 ort
                                                                Wasser
                                                                stein,
                                                                WestLB
                                                                 AG,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, BHF-
                                                                BANK,
                                                                Commer
                                                                zbank
                                                                Corpor
                                                                ates &
                                                                Market
                                                                  s,
                                                                HSBC,
                                                                Landes
                                                                 bank
                                                                Baden-
                                                                Wurtte
                                                                mberg,
                                                                Bayern
                                                                 LB,
                                                                 BNP
                                                                Pariba
                                                                s, DZ
                                                                 Bank
                                                                 AG,
                                                                 HVB
                                                                Corpor
                                                                ates &
                                                                Market
                                                                  s,
                                                                Landes
                                                                 bank
                                                                Hessen-
                                                                Thurin
                                                                 gen